Exhibit 99

                                                           For Immediate Release

           SIZELER PROPERTY INVESTORS INC. AND FIRST UNION REALTY AND
         MORTGAGE INVESTMENTS AGREE TO CEASE PROXY CONTEST AND PENDING
                                   LITIGATION

      September 12, 2005 - Sizeler Property Investors Inc. (NYSE:SIZ) and First Union Realty and Mortgage Investments (NYSE:FUR) jointly announced today that they have entered into an agreement ending a proxy contest between the parties.

      Among other things, the agreement provides for the withdrawal by First Union of its nominees for election to the Board of Directors of Sizeler at the 2005 Annual Meeting of Stockholders and a related stockholder proposal, the dismissal and release of all litigation between them, and the appointment of Michael L. Ashner, Chairman and Chief Executive Officer of First Union, to the Board of Directors of Sizeler, the Compensation Committee of the Board of Directors of Sizeler, and the Strategic Direction and Acquisition Committee of the Board of Directors. The agreement also, among other matters: (i) reduces the number of members of the Board of Directors of Sizeler to 7; (ii) has Sizeler's Board adopting and recommending to shareholders for action at the upcoming Annual Meeting of Stockholders an amendment to its charter providing for the elimination of the staggered Board by the 2007 Annual Meeting of Stockholders; and (iii) calls for Sizeler to reimburse First Union up to $375,000 for the latter's out of pocket costs and expenses incurred in connection with the proxy contest.

      With the termination of the proxy contest, Sidney Lassen, Chief Executive Officer of Sizeler, will also continue as chairman of the board and will lead Sizeler's strategic plan to grow shareholder value. Mr. Lassen commented, "We are confident that ending the proxy contest and putting in place this agreement serves the best interests of Sizeler, all its shareholders and the communities Sizeler serves."

      Mr. Lassen continued, "With the proxy contest behind the company, we are focusing our immediate attention and resources on making sure that each Sizeler property in the areas affected by Hurricane Katrina is fully serving the needs of its tenants and the community, while continuing to obtain additional information about the relatively minor portion of our portfolio to which access is currently restricted by governmental authorities. At the same time, we are assessing the impact of the hurricane on Sizeler's near-term and longer-term operations as well as our previously announced portfolio expansion and repositioning plans. Our strong balance sheet will continue to support the addition of apartments and community centers in rapidly growing markets in the Southeast in furtherance of our growth strategy."

      Mr. Lassen continued: "The appointment of Michael Ashner to our Board, similar to the election of Mark Tanz, will bolster our ability to address the challenges and opportunities before our company. We also acknowledge the long service of Ted Strauss and Tom Masilla on our Board of Directors, and their

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willingness to step aside from their Board positions at this time to aid this settlement. Their valuable contributions will continue in other capacities, including Tom's continued service as our President and Chief Operating Officer."

      Michael Ashner, Chairman and Chief Executive Officer of First Union, indicated that "in view of the business uncertainty resulting from the effects of Hurricane Katrina to the Gulf Coast markets, a near term liquidation of Sizeler would be ill advised. In my experience, only buyers benefit when assets are marketed for sale under an aura of distress. Moreover, we agree with Sidney Lassen that Sizeler is well positioned to participate in the investment and development opportunities that will occur in its market areas. We look forward to providing Sizeler with whatever assistance we can with respect to the present challenges it faces and the investment opportunities it may choose to pursue in the future."

      Sizeler Property Investors, Inc. is an equity real estate investment trust
(REIT) that invests in retail and apartment properties in the southeastern United States. The Company currently owns a total of thirty properties -- sixteen in Louisiana, ten in Florida and four in Alabama.

      First Union Real Estate Equity and Mortgage Investments is a NYSE-listed real estate investment trust (REIT) headquartered in Boston, Massachusetts.

Forward-Looking Statements

Investors and potential investors in our securities are cautioned that a number of factors could adversely affect our Company and cause actual results to differ materially from those in forward-looking statements or forecasts made herein or in prior Company statements, including, but not limited to (a) the inability to lease current or future vacant space in our properties; (b) decisions by tenants and anchor tenants who own their space to close stores at our properties, as the result of individual operating decisions, internal reorganization, or other factors; (c) the inability of tenants to pay rent and other expenses or other tenant financial difficulties; (d) disruption of tenant operations or uninsured repair costs as the result of hurricanes in the southeastern U.S. or other adverse weather conditions or forces of nature; (e) general economic and world conditions, including threats to the United States homeland from unfriendly factions; (f) decreases in rental rates available from tenants; (g) increases in operating costs at our properties; (h) increases in corporate operating costs associated with new regulatory requirements; (i) lack of availability of financing for acquisition, development and rehabilitation of properties by us;
(j) force majeure as it relates to construction and renovation projects; (k) possible dispositions of mature properties because we are continuously engaged in the examination of our various lines of business; (l) increases in interest rates; (m) a general economic downturn resulting in lower retail sales and causing downward pressure on occupancies and rents at retail properties; (n) the adverse tax consequences if we were to fail to qualify as a REIT in any taxable

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year; and (o) inability to purchase or sell properties in the amount and at the times expected or forecast by management; (p) increases in market prices for properties such that the Company would be required to purchase properties at lower cap rates or at lower revenue run rates; (q) inability of our Company to implement its strategic initiatives or achieve previously forecasted operating performance for the foregoing reasons, due to the effects of Hurricane Katrina, or for other reasons. In addition, the full effects of Hurricane Katrina cannot be fully assessed at this time, and have resulted in various uncertainties for Sizeler, in addition to those disclosed above, and for the storm-affected areas in general, among others: (i) the full extent of storm damage and related conditions within the New Orleans metropolitan area and other areas affected by the storm and the uncertainty of when appropriate responses will be put into place, including repairs to utilities, public water and sewer systems, and other key parts of the infrastructure; (ii) the near-term and longer-term economic effect of Hurricane Katrina on the economies in markets affected by the storm and resulting effects on demands for retail and apartment space and valuations for properties in these asset classes; (iii) the impact of Hurricane Katrina on the claims-paying ability of the Company's insurers, as well as actions that may be taken by the insurance industry to limit payments for certain types of damages. Except as required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements made herein or previously made (including those made in filings and disclosures prior to Hurricane Katrina), whether as a result of new information, future events, changes in assumptions or otherwise.

                                   # # # # # #
                               PROXY SOLICITATION

      Because Sizeler is currently soliciting proxies for its 2005 annual meeting of stockholders, it is required to make the following disclosures to its stockholders:

      SIZELER PROPERTY INVESTORS, INC. AND ITS DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE ALSO EXECUTIVE OFFICERS, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 2005. A LISTING OF THE SIZELER DIRECTORS AND CERTAIN OTHER INFORMATION REGARDING THEIR DIRECT AND INDIRECT INTERESTS IN THE SOLICITATION IS INCLUDED IN EXHIBIT A TO THE COMPANY'S PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED ON AUGUST 22, 2005.

SIZELER WILL ALSO BE FILING A DEFINITIVE PROXY STATEMENT, FORM OF PROXY SOLICITED BY SIZELER'S BOARD OF DIRECTORS AND OTHER RELEVANT DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH ITS 2005 ANNUAL MEETING. STOCKHOLDERS OF SIZELER ARE ADVISED TO READ, WHEN AVAILABLE, SIZELER'S DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY SIZELER WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH SIZELER'S SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING TO BE HELD ON OCTOBER 27, 2005 BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS OF SIZELER AND OTHER INTERESTED PARTIES MAY OBTAIN FREE OF CHARGE, WHEN AVAILABLE,

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COPIES OF THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY
SIZELER WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED ON AUGUST 22, 2005), AT THE SEC'S INTERNET WEBSITE HTTP://WWW.SEC.GOV AND ALSO ON SIZELER'S INTERNET WEBSITE HTTP://WWW.SIZELER.NET. THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED AUGUST 22, 2005, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY SOLICITED BY SIZELER'S BOARD OF DIRECTORS FOR THE 2005 ANNUAL MEETING TO BE HELD ON OCTOBER 27, 2005 ALSO MAY BE OBTAINED FREE OF CHARGE BY CONTACTING MORROW & CO., INC., WHICH IS ASSISTING SIZELER IN THE SOLICITATION OF PROXIES, AT (800) 654-2468 OR (212) 754-8000 (COLLECT).

Sizeler contact info:                                First Union contact info:
Andrea Calise/ Adam Weiner                           Carolyn Tiffany
Kekst and Company                                    Chief Operating Officer
(212) 521-4800                                       (617) 570-4614